UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 15, 2005

Lehman ABS Corporation (as Depositor under the Amended and Restated Trust Agreement dated as of August 1, 2005, providing for the issuance of GreenPoint Mortgage Funding Trust, Series 2005-HE3)
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-116432 (Commission File Number)	13-3447441 (IRS Employer Identification No.)
745 Seventh Avenue, 7th Floor, New York, New York (Address of principal executive offices)	10019 (Zip Code)

Registrant's telephone number, including area code 212-526-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Greenpoint Mortgage Funding Trust 2005-HE3, Asset Backed Notes, Series 2005-HE3, which was made on September 15, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

(Exhibit No. Description)
99.1 Monthly distribution report pursuant to section 4.09 of the Transfer and Servicing Agreement for the distribution on September 15, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS INDENTURE TRUSTEE UNDER THE TRANSFER AND SERVICING AGREEMENT ON BEHALF OF LEHMAN ABS CORPORATION, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: September 21, 2005
Lehman ABS Corporation
Home Equity Loan Asset-Backed Notes
ABN AMRO Acct: 722975.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Sep-05
15-Sep-05
N/A
17-Oct-05
14-Sep-05
Administrator:
Peter Sablich 312.904.8162
peter.sablich@abnamro.com
Analyst:
James Macmillan 714.259.6217
james.macmillan@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary HELOC
Bond Interest Reconciliation
Bond Principal Reconciliation
Rating Information
Asset-Backed Facts ~ 15 Month Loan Status Summary Part II
Realized Loss Detail

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
LABS5HE3
LABS5HE3_200509_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
25-Aug-05
15-Sep-05
15-Sep-30
Parties to The Transaction
Depositor: Lehman ABS Corporation
Underwriter: Lehman Brothers Inc.
Master Servicer: Greenpoint Mortgage Inc.
Rating Agency: Moody's Investors Service, Inc.
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.greenpoint.com
www.etrustee.net

14-Sep-2005 - 08:22 (X306 - X315) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
8.560729%
3.768130%
15-Sep-05
15-Sep-05
N/A
17-Oct-05
14-Sep-05
Lehman ABS Corporation
Home Equity Loan Asset-Backed Notes
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
Bond Payments
Statement Date:
ABN AMRO Acct: 722975.1
1000.000000000
69.071042117
0.000000000
930.928957883
2.199166657
3.7681300000%
0.00
0.00
0.000000000
3.7700000000%
0.000000000
39538WCZ9
A
417,199,000.00
28,816,369.70
0.00
388,382,630.30
917,490.13
417,199,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.844167765
6.7681300000%
0.00
0.00
0.000000000
6.5900000000%
0.000000000
39538WDA3/U3906VAA5
M-1
4,554,000.00
0.00
0.00
4,554,000.00
17,506.34
4,554,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.844167132
6.7681300000%
0.00
0.00
0.000000000
6.5900000000%
0.000000000
39538WDB1/U3906VAB3
M-2
7,156,000.00
0.00
0.00
7,156,000.00
27,508.86
7,156,000.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
N/A
0.00
0.00
0.000000000
0.0000000000%
0.000000000
9ABSX311
L
0.00
0.00
0.00
0.00
0.00
0.00
1000.000000000
0.000000000
0.000000000
933.553544733
4.413938781
0.00
1,914,235.10
4.413938781
N/A
0.000000000
N
9ABSX312
B
433,679,576.20
0.00
0.00
404,863,105.64
1,914,235.10
433,679,576.20
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSX314
R
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
1,914,235.10
428,909,000.00
428,909,000.00
31,693,110.13
Total
400,092,630.30
28,816,369.70
0.00
2,876,740.43
14-Sep-2005 - 08:22 (X306 - X315) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Lehman ABS Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Sep-05
15-Sep-05
N/A
17-Oct-05
14-Sep-05
Home Equity Loan Asset-Backed Notes
ABN AMRO Acct: 722975.1
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Deferred Interest (-)
Delinquent Interest (-)
2,880,890.02
0.00
Less Other Interest Adjustment (-)
0.00
Subtotal
3,075,606.66
Unscheduled Interest:
 Prepayment Penalties (+)
0.00
Other Interest Proceeds (+)
0.00
Subtotal
0.00
Fees & Expenses Paid By/To Servicer
Fee Paid To Servicer (-)
Fee Strips Paid by Servicer (- )
Recoup of Prior Advances (-)
Misc. Fees & Expenses (-)
Total Unscheduled Fees & Expenses
Subtotal
Less Fees & Expenses Paid By/To Trust
Trustee Fee (-)
Fee Strips (-)
Misc. Fees (-)
Subtotal
Total Interest Due Certs
Principal Summary
Scheduled Principal:
 Scheduled Principal
Delinquent Scheduled Principal
Scheduled Principal
Unscheduled Principal:
 Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Events/Cycles
Managed Amortization Period in Effect
Overcollateralization Summary
Factual Information
0.00
0.00
0.00
162,462.21
2,913,144.45
0.00
0.00
0.00
36,504.91
5,127,350.80
)
(122,852.25
5,004,498.55
)
(6,337,544.23
30,149,516.27
0.00
0.00
0.00
23,811,972.04
28,816,470.59
31,729,615.04
433,679,576.23
6,990
5,004,498.55
23,811,972.04
380
0.00
0.00
0
0.00
0
404,863,105.64
6,610
)
(162,462.21
2,876,639.53
Interest Not Advanced (-)
0.00
194,716.64
Overcollateralization Amount
Overcollateralization Deficit
Additional Balances
Overcollateralization Release Amt
Add'l Balance Cont'd Amt
Rapid Amortization Period in Effect
Rapid Amortization Event
Master Servicer Termination
Event of Servicer Termination
Specified Overcollateralization Amt
Add'l Balances
Cum Losses (% Orig Pool)
Cum Losses (% Cur Pool)
Cum Losses 12 Mo. Rolling Avg (% Orig Pool)
Six-Month Rolling Delinquency Rate
3 Largest Outstanding Principal Bal.
Insurance Premium (-)
Insurance Premium (-)
Insurer Default
)
(36,504.91
0.00
0.00
No
No
No
No
Yes
No
4,770,475.34
0.00
100.89
4,770,475.34
%
0.00
%
0.00
%
0.00
%
0.22
1,417,378.25
31,693,110.12
Draw on Insurance Policy
0.00
Draws on Line of Credit
Borrower draws
6,337,544.23
0

14-Sep-2005 - 08:22 (X306 - X315) (c) 2005 LaSalle Bank N.A.

Lehman ABS Corporation
Class
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Sep-05
15-Sep-05
N/A
17-Oct-05
14-Sep-05
Home Equity Loan Asset-Backed Notes
ABN AMRO Acct: 722975.1
Bond Interest Reconciliation
Additions
Accrual
Method Days
Statement Date:
Accrued
Certificate
Interest
Prior
Int Carry-Fwd
Shortfall
Prior
Shortfall
Reimbursement
Other
Int ere st
Proceeds
Other
Int ere st
Losses
Current
Int Carry-Fwd
Shortfall
Remaining
Int Carry-Fwd
Shortfall
Net Cap Rate
in Effect
Y/ N
Distributable
Certificate
Int ere st
Int ere st
Payment
Amount
Deductions
Outstanding
Deposits from YM
Agreement
Remaining Basis Risk
Carry-Fwd Shortfall
Current Basis Risk
Carry-Fwd Shortfall
0.00
21
917,490.13
917,490.13
Act/360
0.00
917,490.13
0.00
0.00
0.00
0.00
No
A
0.00
0.00
0.00
0.00
21
17,506.34
17,506.34
Act/360
0.00
17,506.34
0.00
0.00
0.00
0.00
No
M-1
0.00
0.00
0.00
0.00
21
27,508.86
27,508.86
Act/360
0.00
27,508.86
0.00
0.00
0.00
0.00
No
M-2
0.00
0.00
0.00
0.00
31
0.00
0.00
Act/360
0.00
0.00
0.00
0.00
0.00
0.00
No
L
0.00
0.00
0.00
0.00
21
1,914,235.10
1,914,235.10
0.00
0.00
0.00
0.00
0.00
0.00
No
B
1,914,235.10
0.00
0.00
0.00
1,914,235.10
0.00
962,505.33
2,876,740.43
2,876,740.43
0.00
0.00
0.00
0.00
0.00
0.00
(2) Interest Carry-Forward Shortfall is unpaid interest with interest thereon
(3) Basis Risk Carry-Forward Shortfall - difference between LIBOR plus margin and the Net Rate Cap.
14-Sep-2005 - 08:22 (X306 - X315) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

Lehman ABS Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Sep-05
15-Sep-05
N/A
17-Oct-05
14-Sep-05
Home Equity Loan Asset-Backed Notes
ABN AMRO Acct: 722975.1
Bond Principal Reconciliation
Credit Support
Original
Current(4)
Statement Date:
Beginning
Class Balance
Unscheduled
Principal
Payment
Extra
Principal
Payment Amt
Prior
Loss
Reimburs.
Rated
Final
Maturity
Class
Current
Losses
Original
Class Balance
Scheduled
Principal
Payment
Ending
Class Balance
Cumulative
Losses
Interest on
Losses
Additions
Losses
3.00
1.00
A
NA
NA
9/15/2030
388,382,630.30
0.00
0.00
417,199,000.00
417,199,000.00
5,004,498.55
0.00
0.00
0.00
23,811,871.15
M-1
NA
NA
9/15/2030
4,554,000.00
0.00
0.00
4,554,000.00
4,554,000.00
0.00
0.00
0.00
0.00
0.00
M-2
NA
NA
9/15/2030
7,156,000.00
0.00
0.00
7,156,000.00
7,156,000.00
0.00
0.00
0.00
0.00
0.00
L
NA
NA
9/15/2030
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
NA
NA
9/15/2030
404,863,105.64
0.00
0.00
433,679,576.20
433,679,576.20
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
5,004,498.55
0.00
23,811,871.15
0.00
428,909,000.00
400,092,630.30
428,909,000.00
14-Sep-2005 - 08:22 (X306 - X315) (c) 2005 LaSalle Bank N.A.

(1) Extra Principal Amounts: the lessor of (i) the excess, if any, of the overcollateralization Target Amount over the Overcollateralization Amount.

Lehman ABS Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Sep-05
15-Sep-05
N/A
17-Oct-05
14-Sep-05
Home Equity Loan Asset-Backed Notes
ABN AMRO Acct: 722975.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
A
39538WCZ9
NR
Aaa
AAA
M-1
39538WDA3
NR
Ba1
BB+
M-2
39538WDB1
NR
Ba3
BB
L
9ABSX311
NR
NR
NR
B
9ABSX312
NR
NR
NR

14-Sep-2005 - 08:22 (X306 - X315) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1)
Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to
LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Lehman ABS Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Sep-05
15-Sep-05
N/A
17-Oct-05
14-Sep-05
Home Equity Loan Asset-Backed Notes
ABN AMRO Acct: 722975.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
Statement Date:
30 - 59
60 - 89
90 - 119
120 - 149
150 - 179
180 - 269
270+
Bankruptcy
Amount
Foreclosure
Amount
REO Amount
%
0.60
41
%
0.22
%
0.00
%
0.00
%
0.00
%
0.00
%
0.00
%
0.00
%
0.02
%
0.00
11
0
0
0
0
0
0
1
0
(%) Balances
# of Loans
2,442,202.70
871,213.39
0.00
100,000.00
0.00
0.00
0.00
0.00
0.00
0.00
15-Sep-05

14-Sep-2005 - 08:22 (X306 - X315) (c) 2005 LaSalle Bank N.A.

Lehman ABS Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Sep-05
15-Sep-05
N/A
17-Oct-05
14-Sep-05
Home Equity Loan Asset-Backed Notes
ABN AMRO Acct: 722975.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
14-Sep-2005 - 08:22 (X306 - X315) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..